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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 22, 1997
                                                         ---------------


                               AgriBioTech, Inc.
                              ------------------
             (Exact name of registrant as specified in its charter)


        Nevada                        0-19352                  85-0325742
   ---------------               ---------------          ------------------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
 of Incorporation)


             2700 Sunset Road, Suite C-25, Las Vegas, Nevada   89120
           ------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


                                (702) 798-1969
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               Registrant's telephone number, including area code
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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On August 22, 1997, AgriBioTech, Inc., a Nevada corporation (the "Registrant"), completed the acquisition of all of the outstanding capital stock of Olsen Fennell Seeds, Inc., an Oregon corporation ("OFI") pursuant to a Stock Purchase Agreement, dated August 22, 1997 (the "Purchase Agreement"), by and among the Registrant, OFI, Greg S. Fennell and James E. Olsen (such individuals, collectively, the "Sellers"). The aggregate purchase price (the "Purchase Price") was $15,200,000, payable in cash and shares of common stock of the Registrant, together with options to purchase 210,000 shares of Registrant common stock granted to each Seller. The parties agreed that the effective date of the acquisition, for accounting purposes, shall be prior to the opening of business on June 1, 1997.

     OFI's business primarily consists of growing, marketing and conditioning forage and turf grasses, including nine proprietary varieties.

     At the closing, the Sellers entered into Employment and Non-Competition Agreements for which they each received $200,000 in immediately available funds (part of the Purchase Price) as consideration for the non-compete provisions in such Agreements and options to purchase 100,000 shares of Registrant's common stock. The term of employment for each Seller is five years, while the non-compete provisions run through the later of (a) June 30, 2002 or (b) the three-year period after such Seller ceases employment with the Registrant or OFI.

     The Registrant funded the Purchase Price through working capital and the issuance of shares of its common stock.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial Statements of Business Acquired.

     It is impracticable for the Registrant to file the financial information of the business acquired hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

     (b) Pro-forma financial information.

     It is impracticable for the Registrant to file the pro-forma financial information required hereunder at this time, and such information will be filed by amendment to this Form 8-K within sixty days from the due date of this Form 8-K.

     (c)  Exhibits.

          2.1  Purchase Agreement.

          2.2  Omitted Schedules and Exhibits to the Purchase Agreement.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         AGRIBIOTECH, INC.
                                           (Registrant)



Date: September 5, 1997                  /s/ Henry A. Ingalls
                                         -------------------------------
                                         Henry A. Ingalls,
                                         Vice President


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                                 EXHIBIT INDEX
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Exhibit No.    Description
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   2.1         Purchase Agreement.

   2.2         Omitted Schedules and Exhibits to the Purchase Agreement.



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